                                                                    EXHIBIT 99.1

FOR IMMEDIATE RELEASE

            SERVICEWARE TECHNOLOGIES ANNOUNCES SECOND QUARTER RESULTS
                        COMPANY REPORTS OPERATING PROFIT
                        REVENUE UP 45% OVER FIRST QUARTER

PITTSBURGH, PA - July 31, 2003 - ServiceWare Technologies, Inc. (OTCBB: SVCW), a leading provider of Web-based knowledge management solutions for customer service and support, today announced results for the second quarter ended June 30, 2003. The Company reported revenues of $3.1 million, up 45% from the first quarter 2003 results of $2.1 million, and up 4% compared with the second quarter 2002 results of $2.9 million. The net loss for the quarter was down 56% to $369,000, or $0.02 per share, which compared to a net loss of $842,000 or $0.04 per share reported in the second quarter of 2002. The Company reported income from operations of $78,000. The Company also reported EBITDA of $363,000 for the quarter, in line with its previous forecast.

SECOND QUARTER HIGHLIGHTS:

        -   The Company reported revenues of $3.1 million

        -   The Company grew revenues 45% quarter over quarter

        -   The Company reported EBITDA of $363,000

        -   The Company reported income from operations of $78,000

        - The Company ended the quarter with cash and short-term investments equaling $1.1 million, an increase of 3% over March 31, 2003

        - The Company signed contracts with 17 customers during the quarter, including: National Institutes of Health, Aventis Pharmaceuticals, Cingular Wireless, EDS Corporation, Fifth Third Bancorp, Stratacom and C3i

        - The Company recognized 53% of its license revenue during the quarter from new customers and 47% from its existing client base

        - The Company signed a global channel outsourcing agreement with a Fortune 100 technology company who has selected ServiceWare as their exclusive Knowledge Management provider

        -   The Company announced its mid-market offering, ServiceWare
            Express(TM)

        - The Company recently announced a validated integration with Remedy(R), a BMC Software company


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"We are pleased with the continued progress the Company made during the quarter as we achieved EBITDA positive results, operating income, and revenue growth," said Kent Heyman, president and chief executive officer of ServiceWare Technologies. "We were able to lower our operating expense by 18% over last year, while growing our top line. I was also pleased with the revenue mix we saw during the quarter with our existing customers delivering 47% of our license revenues through expanded use of our solutions throughout the enterprise as well as upgrades to our new version."

Mr. Heyman continued, "looking ahead to the remainder of the year, we are cautiously optimistic about our core business as our pipeline remains strong. We are also pleased to have signed a global outsourcing agreement with a Fortune 100 technology company as their designated Knowledge Management provider. We see this as a tremendous opportunity moving forward."

ServiceWare will present the second quarter 2003 earnings in a teleconference today at 4:30 pm ET. The call can be accessed by dialing (800) 374-0565 and giving the company name, "ServiceWare" or over the Internet at http://www.serviceware.com in the Investor Relations area. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. A replay of the conference call will be available two hours after the call for the following three business days by dialing (800) 642-1687 and entering the following pass code: 1879133. Also, an instant replay of the conference call will be available on the ServiceWare Investor Relations site or by going to http://www.mkr-group.com.

ABOUT SERVICEWARE TECHNOLOGIES, INC.

ServiceWare is a leading provider of Web-based knowledge management solutions for customer service and support. ServiceWare software empowers organizations to deliver superior service while reducing support costs. Powered by ServiceWare's Cognitive Processor(R), a patented self-learning search technology, ServiceWare Enterprise(TM) and ServiceWare Express(TM) enable businesses to develop and manage a repository of knowledge to effectively answer inquiries over the Web and in the call center. Leading organizations have implemented ServiceWare software including EDS, H&R Block, AT&T Wireless, Cingular Wireless, Fifth Third Bancorp, Green Mountain Energy, Reuters, and QUALCOMM. Learn more today by visiting www.serviceware.com or call 1.800.572.5748. Outside North America, call our international office at + +(44) 01280.82.6345.

ServiceWare Enterprise, ServiceWare Express, ServiceWare Self-Service, ServiceWare Professional, ServiceWare Architect, ServiceWare Administrator and Cognitive Processor are


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trademarks of ServiceWare Technologies, Inc. All other trademarks are properties of their respective owners.


Statements in this press release that are not historical facts, including those statements that refer to ServiceWare's plans, prospects, expectations, strategies, intentions, hopes and beliefs, are forward-looking statements. These forward-looking statements are based on information available to ServiceWare today, and ServiceWare assumes no obligation to update these statements as circumstances change. There are risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including, without limitation, risks related to revenue expectations, ServiceWare's software strategy, fluctuations in customer demand, performance of outside distributors and resellers, use of the Web as a delivery vehicle for customer support solutions, risks resulting from new product introductions, integration of acquired products with current offerings, and customer acceptance of new products, rapid technological change, risks associated with competition, continued growth in the use of the Internet, ServiceWare's ability to retain and increase revenue from existing customers and to execute agreements with new customers, and ServiceWare's ability to attract and retain qualified personnel and to secure necessary financing for its operations and business development. Risk factors are described in more detail in ServiceWare's filings with the Securities and Exchange Commission.

                                       ###


SERVICEWARE CONTACT
MEDIA AND INVESTOR RELATIONS:
Jessica Jordan
ServiceWare Technologies, Inc.
(412) 826 -1014 x1413
jjordan@serviceware.com

MKR GROUP, LLC
Charles Messman, Todd Kehrli
(626) 395-9500






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                         SERVICEWARE TECHNOLOGIES, INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)



                                                                             June 30,             December 31,
                                                                               2003                     2002
                                                                               ----                     ----
                                                                            (unaudited)
ASSETS
Current assets
     Cash and cash equivalents                                         $                 615    $              2,461
     Short term investments                                                              500                     514
     Accounts receivable, net                                                          2,458                   1,534
     Other current assets                                                                102                     363
                                                                       ---------------------------------------------
Total current assets                                                                   3,675                   4,872

Non current assets
     Purchased technology, net                                                            58                      83
     Property and equipment, net                                                         833                   1,259
     Intangible assets, net                                                            2,340                   2,471
     Other non current assets                                                             71                      50
                                                                       ---------------------------------------------
Total non current assets                                                               3,303                   3,863
                                                                       ---------------------------------------------
Total assets                                                           $               6,978    $              8,735
                                                                       =============================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
     Revolving line of credit                                          $                   -    $                800
     Accounts payable                                                                  1,094                   1,143
     Accrued compensation and benefits                                                   122                     160
     Deferred revenue                                                                  2,352                   2,142
     Convertible debt, net                                                                28                   1,768
     Other current liabilities                                                           446                     543
                                                                       ---------------------------------------------
Total current liabilities                                                              4,041                   6,556
Non current deferred revenue                                                             368                      13
Non current convertible debt, net                                                      2,109                       -
Other non current liabilities                                                             75                      96
                                                                       ---------------------------------------------
Total liabilities                                                                      6,593                   6,665

Total shareholders' equity                                                               385                   2,070
                                                                       ---------------------------------------------
Total liabilities and shareholders' equity                             $               6,978    $              8,735
                                                                       =============================================




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                         SERVICEWARE TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN THOUSANDS)



                                                      For the quarter ended June 30,      For the six months ended June 30,
                                                                (unaudited)                             (unaudited)
                                                           2003               2002                2003             2002
                                                           ----               ----                 ----             ----
REVENUES
     Licenses                                     $        1,001   $           1,418      $       1,532   $         2,422
     Services                                              2,072               1,526              3,667             3,075
                                                  -----------------------------------    ---------------------------------
Total revenues                                             3,073               2,944              5,199             5,497

COST OF REVENUES
     Cost of licenses                                         67                 313                111               617
     Cost of services                                        743                 859              1,545             1,918
                                                  -----------------------------------    ---------------------------------
Total cost of revenues                                       810               1,172              1,656             2,535
                                                  -----------------------------------    ---------------------------------

GROSS MARGIN                                               2,263               1,772              3,543             2,962
EXPENSES
     Sales and marketing                                   1,206               1,265              2,589             2,463
     Research and development                                428                 675              1,078             1,174
     General and administrative                              486                 778              1,088             1,631
     Intangible assets amortization                           65                 100                130               200
     Restructuring and other non-recurring
        charges (income)                                       -                (363)               (20)             (260)
                                                  -----------------------------------    ---------------------------------
     Total operating expenses                              2,185               2,455              4,866             5,208

LOSS FROM OPERATIONS                                          78                (683)            (1,323)           (2,246)

Other (expense) income, net                                 (447)               (159)              (988)             (144)
                                                  -----------------------------------    ---------------------------------
NET LOSS                                          $         (369)  $            (842)     $      (2,311)   $       (2,390)
                                                  ===================================    =================================
NET (LOSS) INCOME PER COMMON SHARE, BASIC AND
DILUTED                                           $        (0.02)  $           (0.04)     $       (0.10)   $        (0.10)
                                                  ===================================    =================================
SHARES USED IN COMPUTING PER SHARE AMOUNTS                24,171              23,910             24,151            23,883
                                                  ===================================    =================================









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SERVICEWARE TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP EBITDA CALCULATION
(IN THOUSANDS)


                                                       For the quarter ended June 30, 2003


             Net income (loss)                                   (369)

  Add back:  Interest                                             447
             Taxes                                                  5
             Depreciation                                         205
             Amortization                                          75
                                                          ------------
  EBITDA                                                          363
                                                          ============




USE OF NON-GAAP FINANCIAL INFORMATION

The SEC has adopted rules (Regulation G) regulating the use of non-GAAP financial measures. Because of ServiceWare's use of a non-GAAP financial measure, EBITDA, to supplement our consolidated financial statements presented on a GAAP basis, Regulation G requires us to include in this press release a presentation of the most directly comparable GAAP measure and a reconciliation of the two measures. We believe the nearest comparable GAAP measure to EBITDA is Net Income and we have presented a reconciliation of the two measures for the period presented above. The non-GAAP measure we utilize (EBITDA) provides an enhancement to an overall understanding of our past financial performance and our prospects for the future as well as useful information to investors because of (i) the historical use by ServiceWare of EBITDA as both a performance measurement and a measurement of liquidity; (ii) the value of EBITDA as a measure of the company's ability to cover its operating expenses; and (iii) the use of the EBITDA by almost all companies in the technology sector as a measurement of both performance and liquidity.

ServiceWare's utilization of non-GAAP measurements is not meant to be considered in isolation or as a substitute for income from operations, net loss, cash flow and other measures of financial performance prepared in accordance with GAAP. EBITDA is not a GAAP measurement and ServiceWare's use of it may not be comparable to similarly titled measures employed by other companies in the technology industry.